Exhibit 10.9

MASTER AMENDMENT TO LEASES

THIS MASTER AMENDMENT TO LEASES (the “Master Amendment”) entered into effective the 5th day of October, 2009 (the “Execution Date”), by and among GC Omaha Limited Partnership, Dunham Capital Management, L.L.C., GC Rosedale, L.L.C., GC Lincoln Limited Partnership, GC Olathe Limited Partnership, GC Eagan Limited Partnership, GC Cedar Rapids/Davenport Limited Partnership, GC Des Moines Limited Partnership, GC Holdings Limited Partnership and GC Wichita Limited Partnership (each, a “Dunham Landlord”, collectively, the “Dunham Landlords”), and Granite City Food & Brewery, Ltd. (“GCFB”).

WITNESSETH:

WHEREAS, one of the Dunham Landlords is the landlord under each lease agreement with GCFB described on the attached Exhibit A for the location indicated on Exhibit A for the applicable lease (the “Leases”), and

WHEREAS, GCFB and DHW Leasing, L.L.C., have entered into a Debt Conversion Agreement and the Dunham Landlords have agreed in connection therewith to amend the terms of the Leases;

NOW, THEREFORE, in consideration of the above recitals that by this reference are incorporated herein, the mutual covenants and conditions contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties have agreed to amend the Leases as set forth below.

1.             Deferred Rent System.  For all rent payments due on and after June 1, 2009 under the Leases, the Dunham Landlords agree to defer each payment of rent once for one month (the “Deferred Rent System”).  For example, each rent payment due on October 1, 2009 shall be payable on November 1, 2009.

2.             Reduced Rent System  For all rent payments due on and after June 1, 2009 under the Leases, the Dunham Landlords agree to reduce each rent payment by thirty percent (30%) (the “Reduced Rent System”).  The total amount of rent reductions granted under this Section 2 shall be payable by GCFB as described in Section 3 below.

3.             Duration of Rent Deferrals and Reductions; Repayment.  The Deferred Rent System and the Reduced Rent System shall be in effect until the earlier of: (i) the date GCFB closes on aggregate net proceeds to GCFB of at least $2,000,000 from any combination of debt or equity financings (the “Financing Date”) or (ii) the first anniversary of the Execution Date.  At the earlier of the Financing Date or the first anniversary of the Execution Date, GCFB shall (i) pay each Dunham Landlord the total amount of rent reductions and unpaid deferred rent granted in Sections 1 and 2 above by such Dunham Landlord in one lump sum, without any accrued interest, and (ii) make the rent payments for the remainder of the Leases in the amounts and at the times required by the Leases.

4.             Defaults.  The Dunham Landlords hereby waive all defaults or events of default under the Leases existing as of the Execution Date.

5.             Authority.  Each signatory of this Master Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting. This Master Amendment shall be binding upon and inure to the benefit of each Dunham Landlord and GCFB and their respective successors, assigns and related entities.

6.             Miscellaneous.  The parties are also subject to the following miscellaneous provisions: (a) this Master Amendment is governed by and shall be construed in accordance with the laws of the state of Minnesota; (b) captions used in this Master Amendment are for convenience only and are not a part of the agreement; (c) time is of the essence; (d) if any provision of this Master Amendment is invalid or unenforceable to any extent, the remainder of this Master Amendment shall continue in effect and be enforceable to the fullest extent permitted by law; (e) this Master Amendment may be modified only by a writing executed and delivered by all parties; and (f) nothing contained in this Master Amendment shall be deemed or construed to create a partnership or joint venture of or between any Dunham Landlord and GCFB.

7.             Counterparts.  This Master Amendment may be executed in any number of counterparts, all of which together shall constitute one and the same instrument, and any party or signatory hereto may execute this Master Amendment by signing any such counterpart.  Delivery of a facsimile or digital copy (pdf) of an executed copy of this Master Amendment shall be effective to bind the executing party.  Each party so executing this Master Amendment shall promptly deliver an original executed counterpart to the other signatories.

WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING IN CONNECTION WITH THIS MASTER AMENDMENT, EACH PARTY HERETO (I) WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY SUCH ACTION, (II) CONSENTS TO ANY SUCH ACTION BEING VENUED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN MINNEAPOLIS OR ST. PAUL, MINNESOTA AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT.

IN WITNESS WHEREOF, the Dunham Landlords and GCFB have executed this Master Amendment as of the day and year first above written.

DUNHAM LANDLORDS

GC Omaha Limited Partnership		Dunham Capital Management, L.L.C.

By:	/s/ Donald A. Dunham, Jr.	By:	/s/ Donald A. Dunham, Jr.
Name :	Donald A. Dunham, Jr., Managing Member of Dunham	Name :	Donald A. Dunham, Jr.
	Equity Management, L.L.C.	Its:	Managing Member
Its:	General Partner

GC Rosedale, L.L.C.		GC Lincoln Limited Partnership

By:	/s/ Donald A. Dunham, Jr.	By:	/s/ Donald A. Dunham, Jr.
Name :	Donald A. Dunham, Jr.	Name :	Donald A. Dunham, Jr., Managing Member of Dunham
Its:	Managing Member		Equity Management, L.L.C.
		Its:	General Partner

GC Olathe Limited Partnership		GC Eagan Limited Partnership

By:	/s/ Donald A. Dunham, Jr.	By:	/s/ Donald A. Dunham, Jr.
Name :	Donald A. Dunham, Jr., Managing Member of Dunham Equity Management, L.L.C.	Name :	Donald A. Dunham, Jr., Managing Member of Dunham Equity Management, L.L.C.
Its:	General Partner	Its:	General Partner

GC Cedar Rapids/Davenport Limited Partnership		GC Des Moines Limited Partnership

By:	/s/ Donald A. Dunham, Jr.	By:	/s/ Donald A. Dunham, Jr.
Name :	Donald A. Dunham, Jr., Managing Member of Dunham Equity Management, L.L.C.	Name :	Donald A. Dunham, Jr., Managing Member of Dunham Equity Management, L.L.C.
Its:	General Partner	Its:	General Partner

GC Holdings Limited Partnership		GC Wichita Limited Partnership

By:	/s/ Donald A. Dunham, Jr.	By:	/s/ Donald A. Dunham, Jr.
Name :	Donald A. Dunham, Jr., Managing Member of Dunham Equity Management, L.L.C.	Name :	Donald A. Dunham, Jr., Managing Member of Dunham Capital Management, L.L.C.
Its:	General Partner	Its:	General Partner

TENANT

Granite City Food & Brewery, Ltd.

By:	/s/ Steven J. Wagenheim
Name:	Steven J. Wagenheim
Its:	President and Chief Executive Officer

EXHIBIT A

List of Leases

	Location	Title of Lease	Current Landlord

1.	Omaha	Sublease Agreement by and between Dunham Capital Management, L.L.C. and Granite City Food & Brewery Ltd. dated May 17, 2006 (as later amended and assigned).	GC Omaha Limited Partnership

2.	Madison	Sublease Agreement by and between Dunham Capital Management, L.L.C. and Granite City Food & Brewery Ltd. dated May 31, 2006 (as later amended and assigned).	Dunham Capital Management, L.L.C.

3.	Roseville	Sublease Agreement by and between GC Rosedale, L.L.C. and Granite City Food & Brewery Ltd. dated May 11, 2006 (as later amended and assigned).	GC Rosedale, L.L.C.

4.	Lincoln	Sublease Agreement by and between Donald A. Dunham, Jr. and Granite City Food & Brewery Ltd. dated August 6, 2003 (as later amended and assigned).	GC Lincoln Limited Partnership

5.	Rockford	Sublease Agreement by and between Dunham Capital Management, L.L.C. and Granite City Food & Brewery Ltd. dated November 9, 2006 (as later amended and assigned).	Dunham Capital Management, L.L.C.

6.	Creve Coeur	Sublease Agreement by and between Dunham Capital Management, L.L.C. and Granite City Food & Brewery Ltd. dated June 19, 2007 (as later amended and assigned).	Dunham Capital Management, L.L.C.

7.	Ft. Wayne	Sublease Agreement by and between Dunham Capital Management, L.L.C. and Granite City Food & Brewery Ltd. dated September 12, 2006 (as later amended and assigned).	Dunham Capital Management, L.L.C.

8.	Maumee	Sublease Agreement by and between Dunham Capital Management, L.L.C. and Granite City Food & Brewery Ltd. dated August 7, 2007 (as later amended and assigned).	Dunham Capital Management, L.L.C.

9.	Mishawaka-South Bend	Sublease Agreement by and between Dunham Capital Management, L.L.C. and Granite City Food & Brewery Ltd. dated March 17, 2008 (as later amended and assigned).	Dunham Capital Management, L.L.C.

10.	Carmel-Indianapolis	Sublease Agreement by and between Dunham Capital Management, L.L.C. and Granite City Food & Brewery Ltd. dated March 17, 2008 (as later amended and assigned).	Dunham Capital Management, L.L.C.

11.	Rogers	Sublease Agreement by and between Dunham Capital Management, L.L.C. and Granite City Food & Brewery Ltd. dated June 7, 2007 (as later amended and assigned).	Dunham Capital Management, L.L.C.

12.	Olathe	Lease Agreement by and between Dunham Capital Management, L.L.C. and Granite City Food & Brewery Ltd. dated June 3, 2005 (as later amended and assigned).	GC Olathe Limited Partnership

13.	Eagan	Lease Agreement by and between Dunham Capital Management, L.L.C. and Granite City Food & Brewery Ltd. dated June 1, 2005 (as later amended and assigned).	GC Eagan Limited Partnership

14.	Davenport	Lease Agreement by and between Donald A. Dunham, Jr. and Granite City Food & Brewery Ltd. dated April 3, 2003 (as later amended and assigned).	GC Cedar Rapids/ Davenport Limited Partnership

15.	Clive-Des Moines	Lease Agreement by and between Donald A. Dunham, Jr. and Granite City Food & Brewery Ltd. dated February 7, 2003 (as later amended and assigned).	GC Des Moines Limited Partnership

16.	Zona Rosa-Kansas City	Lease Agreement by and between Dunham Capital Management, L.L.C. and Granite City Food & Brewery Ltd. dated March 29, 2005 (as later amended and assigned).	GC Holdings Limited Partnership

17.	Wichita	Lease Agreement by and between Dunham Capital Management, L.L.C. and Granite City Food & Brewery Ltd. dated October 22, 2004 (as later amended and assigned).	GC Wichita Limited Partnership